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                   Prudential Global Total Return Fund, Inc.
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            Supplement to the Prospectus and Statement of Additional
                     Information as filed February 28, 2003

                        Supplement dated April 29, 2003

   Effective April 29, 2003, the Fund is permitted to invest in asset-backed securities, credit derivatives, swap transactions and options, as described below.

   The information in this supplement supersedes any contrary information that may be contained either in the prospectus or in the statement of additional information (SAI) to which this supplement relates.

   The prospectus section generally entitled 'Other Investments and Strategies' is amended to add the following:

Asset-Backed Securities

   The Fund may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike mortgage-related securities, asset-backed securities are often not collateralized, which means that if the borrower does not repay the amount loaned when due, the Fund could suffer a loss. Some asset-backed securities, however, may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.

   The derivatives disclosure in this section is amended to state that the derivatives in which the Fund may invest also include swaps and swap options.

   The options disclosure in this section is amended to state that the options the Fund may purchase and sell include options on swaps. The following disclosure is also added to this section (replacing the disclosure regarding Interest Rate and Currency Swaps):

Swap Transactions

   The Fund may enter into swap transactions. Swap transactions are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard 'swap' transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, Credit Default Swaps, Interest Rate Swaps, Total Return and Index Swaps and Currency Exchange Swaps.

Swap Options

   The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms.

MF169C1

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   The chart in the prospectus section generally entitled 'Investment Risks' is amended to add the following:

Investment Type
% of Fund's Assets               Risks                                          Potential Rewards
------------------------------   --------------------------------------------   --------------------------------------
Asset-backed securities          - The security interest in the underlying      - Regular interest income
Percentage varies, up to 15%     collateral may be nonexistent or may not be    - Prepayment risk is generally lower
                                 as great as with mortgage- related             than with mortgage-related securities
                                 securities                                     - Pass-through instruments provide
                                 - Credit risk- the risk that the underlying    greater diversification than direct
                                 receivables will not be paid by debtors or     ownership of loans
                                 by credit insurers or guarantors of such       - May offer higher yield due to their
                                 instruments. Some asset-backed securities      structure
                                 are unsecured or secured by lower-rated
                                 insurers or guarantors and thus may involve
                                 greater risk
                                 - See market, interest rate and prepayment
                                 risk

   The chart will also be amended to note that the derivatives in which the Fund invests may also include swaps. The section on interest rate and currency swaps will be deleted.

   The statement of additional information ('SAI') section generally entitled 'Description of the Fund, its Investments and Risks' is amended to delete the paragraph 'Interest Rate and Currency Swaps' and add the following disclosure:

Asset-Backed Securities

   The Fund may invest up to 15% of its investable assets in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets (primarily automobile and credit card receivables, home equity loans, student loans, and residential mortgages) have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Asset-backed securities may be guaranteed up to a certain amount by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

   Asset-backed securities are subject to the credit risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Unlike mortgage-backed securities, traditional asset-backed securities typically do not have the benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In addition, due to various legal and economic factors, proceeds from repossessed automobile collateral may not always be sufficient to support payments on these securities. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality.

   Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

   A Fund that invests in an asset-backed security may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

   Asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. The extent of prepayments depends on various economic and other factors.

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   The Fund is also permitted to invest in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds (see 'Description of the Fund, Its Investments and Risks - 'Fixed Income Securities' for risks associated with junk bonds). Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

   The Fund may invest in credit-related asset-backed securities that are collateralized by a portfolio of euro-denominated investment grade bonds. The Fund may also invest in credit-related asset-backed securities that are collateralized by a portfolio of underlying credit default swaps on euro-denominated investment grade bonds. These securities may be documented under an industry standard (ISDA) credit default swap confirmation or may be available as a credit-linked note, with standard European terms. Investment in foreign currency-denominated credit-related asset-backed securities would be limited by the Fund's ability to invest in foreign currency denominated securities. See 'Description of the Fund, Its Investments and Risks - Foreign Securities - Risk Factors and Special Considerations of Investing in Euro-Denominated Securities' for risks associated with investments backed by euro-denominated securities.

Swap Transactions

   The Fund may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Investments in each of credit default swaps, total return and index swaps or options on swaps are limited to 15% of the Fund's investable assets. Investments in interest rate or foreign currency swaps are limited to 20% of the Fund's investable assets.

   Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard 'swap' transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or 'swapped' between the parties are generally calculated with respect to a 'notional amount,' that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a 'basket' of securities representing a particular index or other investments or instruments.

   Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a 'net basis.' Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the 'net amount'). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

   To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of

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correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

   For purposes of applying the Fund's investment policies and restrictions (as stated in the prospectuses and SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

   Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

   The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by 'eligible contract participants', which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

Interest Rate Swap Transactions

   The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

   The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

   The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

   The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

Credit Default Swap Transactions

   The Fund may enter into credit default swap transactions. The 'buyer' in a credit default contract is obligated to pay the 'seller' a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or 'par value', of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

   The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Total Return & Index Swaps

   The Fund may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

Currency Exchange Swaps

   The Fund may enter into currency exchange swaps. Currency exchange swaps may be used to exchange the returns (or differentials in rates of return) earned or realized on a particular foreign currency. The ability to enter into this type of swap transaction would be limited to the Fund's ability to invest in foreign currency-denominated securities.

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Swap Option Agreements

   A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

   For additional risks related to Swap Transactions, see 'Risks of Risk Management and Return Enhancement Strategies'.

   The SAI section entitled 'Options on Securities' is amended in part with the underlined text as follows:

   . . . the Fund may not purchase or sell futures contracts and related options to enhance return or for risk management purposes unless the Fund is in compliance with either of the Alternative Commodity Trading Limits. See 'Limitations on the Purchase and Sale of Futures Contracts, Options on Futures Contracts and Foreign Currency Forward Contracts.'

                                   *   *   *

   Under regulations of the CEA, investment companies registered under the Investment Company Act of 1940, as amended (1940 Act) are exempt from the definition of 'commodity pool operator,' subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchase and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose subject to the Alternative Commodity Trading Limits.

   The second paragraph under the section entitled 'Limitations on the Purchase and Sale of Futures Contacts, Options on Futures Contracts and Foreign Currency Forward Contracts' is replaced with the following:

   The Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term 'commodity pool operator' under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (the 'CFTC'). The Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)):

(i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

   The aggregate 'notional value' (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the 'Alternative Commodity Trading Limits'). The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, the Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term 'commodity pool operator' under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits for greater ability to invest in futures related instruments, the Fund may avail itself of this relief.

   The section entitled 'Repurchase Agreements' is amended in part with the underlined text as follows:

   . . . The Fund's repurchase agreements will at all times be fully collateralized by cash or liquid assets in an amount at least equal to the resale price.